SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Latin America Equity Fund

Effective January 2, 2013, the disclosure set forth below supplements the information under the section “Terms of the Investment Management Agreements” found in the fund’s Statement of Additional Information:

In rendering investment advisory services to the DWS Latin America Equity Fund, DIMA may use the resources of one or more foreign (non-U.S.) affiliates (the “DIMA Overseas Affiliates”) that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), to provide portfolio management and research services to the Trust. Under a Participating Affiliates Agreement, a DIMA Overseas Affiliate may be considered a Participating Affiliate of DIMA as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Trust are considered under a Participating Affiliate Agreement to be an “associated person” of DIMA as that term is defined in the Advisers Act for purposes of DIMA’s required supervision. Deutsche Bank S.A. - Banco Alemao (“DB Brazil”) is a Participating Affiliate of DIMA. DB Brazil has appointed DIMA to act as its resident agent for service of process in the U.S.

Please Retain This Supplement for Future Reference

December 28, 2012
SAISTKR-75